Exhibit 99.1

 Transforming How the Immune System Targets and Fights Cancer to Promote Survival  © 2024 PDS Biotechnology. All Rights Reserved.  NASDAQ: PDSB   May 2024  Precision Designed Science For Immunotherapy

 Forward-Looking Statement  This communication contains forward-looking statements (including within the meaning of Section 27E of the United States Securities Exchange Act of 7934, as amended, and Section 27A of the United States Securities Act of 7933, as amended) concerning PDS Biotechnology Corporation (the "Company") and other matters. These statements may discuss goals, intentions and expectations as to future plans, trends, events, results of operations or financial condition, or otherwise, based on current beliefs of the Company's management, as well as assumptions made by, and information currently available to, management. Forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions and include words such as "may" "will" "should" "would" "expect" "anticipate" "plan" "likely" "believe" "estimate" "project“ "intend," "forecast," "guidance", "outlook" and other similar expressions among others. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties and are not guarantees of future performance. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: the Company's ability to protect its intellectual property rights; the Company's anticipated capital requirements, including the Company's anticipated cash runway and the Company's current expectations regarding its plans for future equity financings; the Company's dependence on additional financing to fund its operations and complete the development and commercialization of its product candidates, and the risks that raising such additional capital may restrict the Company's operations or require the Company to relinquish rights to the Company's technologies or product candidates; the Company's limited operating history in the Company's current line of business, which makes it difficult to evaluate the Company's prospects, the Company's business plan or the likelihood of the Company's successful implementation of such business plan; the timing for the Company or its partners to initiate the planned clinical trials for PDS01ADC, PDS0101 and other Versamune® and lnfectimune® based product candidates; the future success of such trials; the successful implementation of the Company's research and development programs and collaborations, including any collaboration studies concerning PDS01ADC, PDS0101 and other Versamune® and lnfectimune® based product candidates and the Company's interpretation of the results and findings of such programs and collaborations and whether such results are sufficient to support the future success of the Company's product candidates; the success, timing and cost of the Company's ongoing clinical trials and anticipated clinical trials for the Company's current product candidates, including statements regarding the timing of initiation, pace of enrollment and completion of the trials (including the Company's ability to fully fund its disclosed clinical trials, which assumes no material changes to the Company's currently projected expenses), futility analyses, presentations at conferences and data reported in an abstract, and receipt of interim or preliminary results (including, without limitation, any preclinical results or data), which are not necessarily indicative of the final results of the Company's ongoing clinical trials; any Company statements about its understanding of product candidates mechanisms of action and interpretation of preclinical and early clinical results from its clinical development programs and any collaboration studies; to aid in the development of the Versamune® platform; and other factors, including legislative, regulatory, political and economic developments not within the Company's control. The foregoing review of important factors that could cause actual events to differ from expectations should not be construed as exhaustive and should be read in conjunction with statements that are included herein and elsewhere, including the risk factors included in the Company's annual, quarterly and periodic reports filed with the SEC. The forward-looking statements are made only as of the date of this press release and, except as required by applicable law, the Company undertakes no obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.  Versamune® and lnfectimune® are registered trademarks of PDS Biotechnology Corporation.  KEYTRUDA® is a registered trademark of Merck Sharp and Dohme LLC, a subsidiary of Merck & Co., Inc., Rahway, NJ, USA.

 Late-Stage Head and Neck Cancer Program as Value Catalyst  1. Company’s 10-K for year ended 12/31/2023 includes going concern opinion. Cash runway estimate based on currently available cash resources and cash flow projections and assumes no initiation of pivotal trial and Company debt not being called by lenders.  High-Value Lead Program  Novel Investigational “Inside-Outside” MOA   Robust Phase 2 Data in 400+ Patients   Financials  Pivotal trial planned for PDS01ADC + Versamune® HPV (PDS0101) + pembrolizumab in first line recurrent/metastatic head and neck cancer in 2024  PDS01ADC + Versamune® disrupts tumor’s inside defenses, and generates potent, targeted killer T-cell attack from outside   Compelling Phase 2 survival data  PDS01ADC favorable safety profile demonstrated in >300 patients  Versamune® HPV administered to >110 HNSCC patients  Cash runway into Q4 2025 (without pivotal trial)1

 Two Critical Limitations Remain  References: Darvin et al. Experimental & Molecular Medicine (2018) 50:165.   Chen, D. S. & Mellman, I. Nature 541, 321 (2017).  Why Immunotherapies Fail in Solid Tumors  Immune-Desert Tumors:   Lack T cells because T cells don’t get activated or recognize the cancer   Immune-Excluded Tumors:   Contain immune suppressive cytokines and inhibitory factors that prevent T cell infiltration  TME = Tumor Microenvironment  TME Prevents Immunogenicity   Inability to generate the right type and quantity of effective tumor-infiltrating and tumor-killing T cells  Inadequate T Cell Response

 Potential to Overcome Suppression of the T Cell Response by the Tumor  TME = Tumor Microenvironment  Proprietary Dual Platform Enables Inside-Outside Attack on Tumor  NHS76 (Tumor Necrosis Targeting Ab – Binds to exposed DNA)  De-immunized Junction  IL-12  (p40 clipping-resistant)  IL-12  (p40 clipping-resistant)  IL-12 fused antibody drug conjugate  Water-insoluble fatty acids/ hydrocarbon chains  Water-soluble, positively charged head-group coats particle surface  Immunologically active R-enantiomer of 1,2-dioleoyl-trimethyl-ammonium (R-DOTAP)  Inside  Infiltrates TME to Suppress the Tumor’s Defenses & Promotes T Cell Infiltration/Immunogenicity  Outside  PDS01ADC   Most clinically advanced tumor-targeted IL-12  Versamune®  Outside  Induces Right Type & Quantity of Powerful Tumor-Targeting Killer T Cells

 VERSATILE-002 Phase 2 Clinical Trial (Multi-Site US/EU Trial)  Objective: To Assess the Combination of Versamune® HPV and KEYTRUDA® in Subjects with Recurrent or Metastatic HPV16-positive HNSCC  KEYTRUDA®(pembrolizumab)  FDA-Approved Standard of Care  Partner  StudyDesign  Open-label,  non-randomized, adaptive design study  N=54 (ICI Naive)  N=21 (ICI Resistant)  Enrollment complete  Key Entry Criteria for ICI Naïve Subjects  Recurrent or metastatic HNSCC  ≥18 years of age  HPV16-Positive tumor  Combined positive score (CPS) ≥1  Versamune®   HPV1  Plus  KEYTRUDA® 2      1 1 mL Subcutaneous injection at Cycles 1, 2, 3, 4 and 12)  2 200mg IV Q3W up to 35 Cycles (2 years)  Study Treatment  Primary:  Best overall response (BOR) of confirmed complete response (CR) or confirmed partial response (PR) per RECIST 1.1  Key Secondary:  Progression Free Survival (PFS) per RECIST 1.1   Overall Survival (OS)  Safety and tolerability  Endpoints  Fast Track Designation

 VERSATILE-002 First Line R/M HNSCCKey Demographics and Treatment Exposure  Demographic  ITT Population (N=55)  Age, Median (Min, Max)  64.0 (46, 83)  Sex, n (%)  Male  Female     51 (92.7)  4 (7.3)  Race, n (%)  American Indian or Alaska Native  Asian  Black or African American  Pacific Islander  White  Other     0  1 (1.8)  1 (1.8)  0  52 (94.5)  1 (1.8)  ECOG, n (%)  0  1     32 (58.2)  23 (41.8)  CPS, n (%)*  <1  1–19  ≥20     0  33 (60.0)  22 (40.0)  Treatment Exposure(ITT Population)  Median number of PDS0101 doses: 4 (range 1–5)  76.4% received ≥4 doses38.2% received 5 doses (5th dose is 6 months after dose 4)  Median number of KEYTRUDA® doses: 8 (range 1–35)  43.6% received ≥10 doses  Data on File. 02/15/24 Data Cut

 Summary of VERSATILE-002 Results  First Line Recurrent/Metastatic HNSCC  VERSATILE-002   (Versamune® HPV + KEYTRUDA®)  KEYNOTE-048  (KEYTRUDA®)  CPS≥1  CPS≥20  CPS≥1  CPS≥20  Confirmed BOR (%)  34  48  19  23  Median PFS (months)  6.3  14.1  3.2  3.4  Median Overall Survival (months)* (Future Pivotal Trial Endpoint)  30.0  30.0  12.3  14.9  Confirmed Best Overall Response and Disease Control Rate Based on Investigator Assessment Per RECIST v1.1 by PD-L1 Expression Level, mITT Population  Progression-Free Survival (PFS) Based on Investigator Assessment Per RECIST v1.1 by PD-L1 Expression Level, mITT Population  No controlled or comparative studies have been conducted between checkpoint inhibitors and Versamune® HPV  * FDA-recommended clinical endpoint   Burtness B. et al. Lancet. 2019;394:1915-28.   Data on File. 02/15/24 Data Cut

 Median Overall Survival of 30 Months in mITT and ITT Populations  Kaplan-Meier Estimates of OS in Recurrent/Metastatic HNSCC  Data on File. 02/15/24 Data Cut  Patients without a progression event or lost to follow up (N=2) at data cut off date – censor date is last date of tumor assessment

 Versamune® HPV and KEYTRUDA® Combination Demonstrates Promising Survival In First Line R/M HNSCC  * No controlled or comparative studies have been conducted between checkpoint inhibitors and PDS0101Data on File. 02/15/24 Data CutBurtness B et al., Lancet. 2019; 394:1915-1928  OS Rate (%)  VERSATILE-002  VERSATILE-002  KEYNOTE-048(CPS≥1)  KEYNOTE-048(CPS≥1)  12-month OS Rate  Median Overall Survival (mOS)  Keytruda®  Chemotherapy + Keytruda®  Versamune® HPV + Keytruda®  Months

 Durable Responses Reported with 75.5% of Patients with CPS ≥1 Having CR, PR or SD According to RECIST 1.1  Spider Plot Showing Disease State with Time in Recurrent/Metastatic HNSCC  Data on File. 02/15/24 Data Cut

 Disease Stabilization or Tumor Reduction Reported in 87% (46/53) of First Line Recurrent/Metastatic HNSCC Patients  * Modified Intent-to-Treat: All ITT subjects who had at least 1 imaging assessment  Best Percentage Change from Baseline in Target Lesions (mITT population*)  Data on File. 02/15/24 Data Cut

 Versamune® HPV and KEYTRUDA® Combination Well Tolerated in First Line R/M with No Grade 5 TRAE*  Injection Site Related TRAEs  n (%)  Injection site pain  37 (59.7)  Injection site swelling  19 (30.6)  Injection site erythema  13 (21.0)  Injection site warmth  11 (17.7)  Injection site discoloration  9 (14.5)  Injection site reaction  9 (14.5)  Injection site inflammation  8 (12.9)  Injection site pruritus  8 (12.9)  Injection site rash  4 (6.5)  All Other TRAEs  n (%)  Fatigue  23 (37.1)  Headache  12 (19.4)  Pruritis  9 (14.5)  Diarrhea  7 (11.3)  Rash  6 (9.7)  Pain  5 (8.1)  Alanine aminotransferase increased  4 (6.5)  Aspartate aminotransferase increased  4 (6.5)  Arthralgia  4 (6.5)  Cough  4 (6.5)  Malaise  4 (6.5)  * TRAE = Treatment Related Adverse Event  Data on File. 02/15/24 Data Cut  TRAEs by Grade  n (%)  Any Combination TRAE  55 (88.7)  Grade 1  29 (46.8)  Grade 2  18 (29.0)  Grade 3  7 (11.3)  Grade 4  1 (1.6)  Grade 5  0  Grade 3 Combination-TRAE were: Fatigue (2), Rash, Alanine aminotransferase increased, Blood alkaline phosphatase increased, Lymphocyte count decreased, Autoimmune colitis, Colitis, Headache, Acute kidney injury, Hyponatremia, Hyperglycemia,   Grade 4 Combination-TRAE: encephalitis

 VERSATILE-002 Conclusions  VERSATILE-002 has successfully met its primary end point of 14 or more confirmed objective responses by RECIST v1.1 in ICI naïve patients with CPS ≥1  BOR by Investigator Assessment: 34% (CPS ≥1) and 48% (CPS ≥20)  Versamune® HPV may significantly impact survival in first line treatment of recurrent and/or metastatic HPV16 positive head and neck cancer  The median OS of 30 months and 12-month OS rate of 80% both exceed the best publicly reported survival results to date with both investigational and approved products in patients with CPS ≥1  The combination appears to be well tolerated  Immunological and clinical data suggests that Versamune® HPV induces the right type and quantity of potent tumor targeting T cells that promote patient survival  Data on File. 02/15/24 Data Cut

 Synergistic Effect With SoC Modalities Across a Spectrum of Solid Tumors  PDS01ADC and Versamune® Have Broad Therapeutic Potential  PDS01ADC  VERSAMUNE®  Designed to deliver and sustain IL-12 in tumor  Fused conjugate limits systemic presence and toxicity of IL-12 and also prevents free IL-12  Activates/expands T cells in tumor & limits T cell exhaustion  Changes tumor to become more permissive to T cell attack  Designed to train T cells to recognize the cancer  Activates the right type of multifunctional CD8 killer T cells  Promotes a long-lasting memory T cell response  Promotes the right quantity and potency of T cells

 Mechanism Attacks the Tumor from Both the Inside (TME) and Outside  Potential first tumor-targeting immuno-cytokine antibody drug conjugate  PDS01ADC + Versamune® + ICI: Unique Combined Mechanism  Necrotic Core PDS01ADC binds to necrotic DNA  Versamune® Activated Targeting CD8+ Killer T-Cell  Oxygenated Area  Inside  PDS01ADC  Infiltrates TME; Weakens Tumor’s Protection from Immune System  Stimulates T Cells in TME to Promote Expansion + Prolonged, Effective Killing  Outside  Versamune®  Induces Right Type & Quantity of Potent Killer T Cells that Target and Infiltrate Tumor  Immune Checkpoint Inhibitor  Restores Pre-existing T Cell Responses

 Triple Combination Investigator-Initiated Trial: Phase 2 Clinical Trial  Objective: To Assess the Triple Combination of Versamune® HPV plus PDS01ADC plus the Bi-functional Immune Checkpoint Inhibitor Bintrafusp alfa in Subjects with Recurrent or Metastatic HPV-positive Cancer  IIT Partner  StudyDesign  Open-label,  non-randomized, adaptive design study  N=8 (up to 20 ICI Naïve allowed)  N=29 (ICI Resistant)  Key Entry Criteria for ICI Naïve Subjects  Recurrent or metastatic HPV-positive cancer  ≥18 years of age  HPV-Positive tumor  Anal  Cervical  Oropharyngeal  Vaginal/vulvar  Versamune® HPV1  Plus  PDS01ADC2  Plus  Bintrafusp alfa 3      1 1 mL Subcutaneous injection every 4 weeks for 6 doses followed by 2 doses at 12-week intervals  216.8mcg/kg Subcutaneous injection every 4 weeks, or 8mcg/kg every 2 weeks for up to one year  3 1200mg IV every 2 weeks up to one year  Study Treatment  Primary:  Best overall response (BOR) of confirmed complete response (CR) or partial response (PR) per RECIST 1.1 in ICI naive  Key Secondary:  Overall Survival (OS)  Safety and tolerability  Endpoints  Exploratory:  Best overall response (BOR) of confirmed complete response (CR) or partial response (PR) per iRECIST 1.1 in ICI naïve and ICI resistant patients

 Triple Combination  Key Demographics and Treatment Exposure  National Cancer Institute. (2023). Combination Immunotherapy in Subjects With Advanced HPV Associated Malignancies. [Data set]  Demographic  ITT Population (N=50)  Age, Median (Min, Max)  56.0 (28, 80)  Sex, n (%)  Male  Female     26 (52%)  24 (48%)  Tumor Type, n (%)  Anal  Cervical  Head and Neck  Vaginal/Vulvar     10 (20%)  14 (28%)  23 (46%)  3 (6%)  Prior Treatments, n (%)  Chemotherapy  Radiotherapy  Immune Checkpoint Inhibitors     50 (100%)  45 (90%)  36 (72%)  HPV Status, n (%)  HPV+  HPV16+  Other HPV+  HPV-/Unknown Status     48 (96%)  37 (74%)  11 (22%)  2 (4%)

 First Line Recurrent/Metastatic HPV16+ HNSCC: Versamune® HPV and PDS01ADC Promoted Strong Survival Benefit  References: Burtness B. et al. Lancet. 2019;394:1915-28. Licitra L. et al. 2024 Multidisciplinary Head and Neck Cancers Symposium. February 29-March 2, 2024.  PDS Biotech Data on File. National Cancer Institute. (2023). Combination Immunotherapy in Subjects With Advanced HPV Associated Malignancies. [Data set]  Marabelle A et al. Lancet. 2022;7(5):446-454. Shapira-Frommer R et al. Gynecol Oncol. 2022;166(2):212-218. Chung HC et al. J Clin Oncol. 2019;37(17):1470-1478. https://ascopost.com/issues/march-25-2024/lenvatinib-plus-pembrolizumab-fails-to-improve-overall-survival-in-advanced-head-and-neck-cancer/  *Pembrolizumab reported median overall survival range in anal, cervical & vulvar cancers = 6-12 Months  **Includes anal, cervical, HNSCC, vulvar cancers  No controlled head-to-head trials have been performed between pembrolizumab and the Versamune® HPV combinations  Survival of Patients with Recurrent/Metastatic HPV16+ Cancers  HNSCC  HNSCC  HNSCC  12.3*  Months  17.9*  30.0  42.3**

 First Line Recurrent/Metastatic HPV16+ Cancer: Versamune® HPV and PDS01ADC Promoted Objective Responses  References: PDS Biotech Data on File. National Cancer Institute. (2023). Combination Immunotherapy in Subjects With Advanced HPV Associated Malignancies. [Data set], KEYNOTE-158, Efficacy and safety of pembrolizumab on cervical cancer: A systematic review and single-arm meta-analysis Front. Oncol. 12:910486. doi: 10.3389/fonc.2022.910486, Dhawan, N.; Afzal, M.Z.Amin, M. Immunotherapy in Anal Cancer. Curr. Oncol. 2023, 30,4538–4550. https://doi.org/10.3390/curroncol30050343, https://doi.org/10.1016/S0140-6736(19)32591-7, https://ascopost.com/issues/march-25-2024/lenvatinib-plus-pembrolizumab-fails-to-improve-overall-survival-in-advanced-head-and-neck-cancer/  34%   (18/53)  75%**  (6/8)  No controlled head-to-head trials have been performed between KEYTRUDA® and the Versamune® HPV combinations  Best Objective Response (BOR)  11-25%*  *Pembrolizumab reported ORR range in anal, cervical, HNSCC & vulvar cancers = 11-25%  **Includes anal, cervical, HNSCC, vulvar cancers; BOR assessment using iRECIST  HNSCC

 Phase 2 Triple Combination Results Indicate Favorable Tolerability  48% Had Grade 3 TRAEs, 4% Grade 4  Preferred Term  n (%)  Myocarditis  1 (2)  Anemia  15 (30)   HLH*  1 (2)  Flu-like Symptoms  1 (2)  Lymphopenia  3 (6)  CPK Elevation  1 (2)  Preferred Term  n (%)  Leukopenia  1 (2)  Neutropenia  1 (2)**  Hematuria  5 (10)  GI Bleeding  2 (4)  AST/ALT Elevation  4 (8)***  Mucositis  1 (2)  Grade 3/4 Adverse Events (AE)   Grade 3/4 Adverse Events (cont.)   *HLH, hemophagocytic lymphohistiocytosis  **Grade 4 TRAE  ***1 patient had Grade 4 TRAE  Safety Population: All enrolled subjects who received at least 1 dose of any drug. National Cancer Institute. (2023). Combination Immunotherapy in Subjects With Advanced HPV Associated Malignancies. [Data set]

 Triple Combination Conclusions  Triple Combination has successfully met its primary endpoint of at least a 60% confirmed objective response rate by RECIST v1.1  BOR = 63% (RECIST v1.1)  BOR = 75% (iRECIST)  Versamune® HPV + PDS01ADC + ICI may significantly impact survival in first line and second line treatment of recurrent and/or metastatic HPV16 positive cancer  Median OS of 42 months in first line exceeds the best publicly reported results to date  Median OS of 19-20 months in second line exceeds the best publicly reported results to date  Triple Combination appears to be well tolerated   Immunological and clinical data suggests that PDS01ADC may be effective in targeting the tumor to overcome immune suppression  National Cancer Institute. (2023). Combination Immunotherapy in Subjects With Advanced HPV Associated Malignancies. [Data set]

 Compelling Survival Data Supports Triple Combination Pivotal Study  Supported by strong results in difficult-to-treat resistant patients with Triple Study  VERSATILE-002  (NCT04260126)   HPV16+ HNSCC  Versamune® HPV + pembrolizumab  N=53  mOS = 30 months  NCI Triple Study*  (NCT04287868)   Advanced HPV16+ Cancers  Versamune® HPV + PDS01ADC + ICI  N=8  mOS = 42 months  FIRST LINE R/M  SECOND LINE R/M  NCI Triple Study**  (NCT04287868)   Advanced HPV16+  Versamune® HPV + PDS01ADC + ICI  N=29  mOS = 19-20 months  Versamune® HPV + PDS01ADC + pembrolizumab  Primary Endpoint mOS  FIRST LINE R/M HNSCC  PIVOTAL STUDY  *Published Results with SOC pembrolizumab for Recurrent/Metastatic HPV+ Cancers (Anal, Cervical, HNSCC, Vulvar): mOS Range =6-12 Mos; ORR Range=11-14%; **Published results in ICI resistant patients with bifunctional ICI: mOS=3.4 months, ORR=10%  Data on File. 02/15/24 Data Cut. National Cancer Institute. (2023). Combination Immunotherapy in Subjects With Advanced HPV Associated Malignancies. [Data set]

 More Than 430 Patients Treated with PDS01ADC and/or Versamune® HPV  Lead Program Supported and Validated by Robust Clinical Data  PDS01ADC  300+ Patients Treated to Date  HNSCC   Patient Exposure Across Product Portfolio  PDS01ADC + Versamune® HPV + Bintrafusp alfa (triple) and Versamune® HPV + pembrolizumab (double) administered to 110+ head & neck cancer patients to date  Acceptable tolerability and safety profile to date at 12.0 and 16.8 μg/kg every 2 or 4 weeks  Versamune® well-tolerated to date at 3.0 and 10.0 mg per dose every 3 weeks  Versamune® HPV  170+ Patients Treated to Date

 In Interviews, Oncologists Preferred use of Triple Combination in First Line Recurrent/ Metastatic HNSCC  ICI: Immune Checkpoint Inhibitor  Source: Triangle Insights Group Interviews with N=20 medical oncologists, conducted March 2024  On a scale of 1-7, the triple combination was rated 6.3 by oncologists for use in first line R/M HNSCC  Not at All Favorable  Very  Favorable  Preference as 1L Treatment: It would allow patients to bypass chemo  New Standard of Care: Oncologists were confident that it would likely become new standard of care given the strong responses versus existing treatments  “This is the way to go; a chemo-free way to treat patients. I think they will like it and the response is great.” – Medical Oncologist  Perceived Benefits  Perceived Concerns  “No new concerns…the efficacy is so compelling that I would put up with this degree of toxicity; it is no problem” – Medical Oncologist  Limited Concerns in 1L Use: Patients typically tolerate treatment better in earlier lines, oncologists were more optimistic about the triple therapy in the first line  An improved safety profile may further raise the overall favorability of the product

 Study Design – First Line Recurrent/Metastatic (VERSATILE-003 Plus)  Dose Optimization  1:1 randomization  Evaluate activity, safety, tolerability  Randomized controlled trial  1:1:1 randomization  OS primary endpoint  Interim  Analysis  Versamune® HPV + PDS01ADC + pembrolizumab  ~40 subjects  ~350 subjects  PDS01ADC dose selection  Versamune® HPV + pembrolizumab  Pembrolizumab  FDA-aligned VERSATILE-003 protocol design  Added triple combo arm to VERSATILE-003  Median Overall Survival (OS) endpoint and Study Size Designed for Potential Success in both Treatment Arms*  16.8 mcg/kg  12 mcg/kg  FDA-aligned VERSATILE-003 protocol design  *FDA meeting anticipated July 2024

 Increasing Incidence Driven Largely by HPV16+  References: https://www.cdc.gov/cancer/hpv/basic_info/hpv_oropharyngeal.htm. Accessed January 30, 2024.   Lechner M. et al. Nature. 2022  HNSCC: Devastating Cancers with High Prevalence and Mortality  Oral and PharyngealCancers (~40% of HNSCC)  Paranasalsinuses  Nasopharynx  Oropharynx  Hypopharynx  Larynx  Pharynx  Tongue  Salivaryglands  OralCavity  NasalCavity  Genotype of HPV-Positive Oral and Pharyngeal Cancer

 Epidemiology-Based Estimate of Addressable Population: HNSCC  Company market research  HPV16-positive HNSCC Presents Significant Initial Market Opportunity  No approved HPV-specific cancer therapy  Significant unmet need  Est. HPV16Locally Advanced,Unresectable andMetastatic HNSCC  ~13,600  ~18,200  ~22,000  ~53,305  Est. U.S. HNSCC  Est. U.S. HPV Positive HNSCC  Est. HPV16 Genotype  ~$2-3B Market Opportunity in US1

 Candidate/ Study   Indication  PC  P1  P2  P3  Partner  PDS01ADC + Versamune®  PDS01ADC + Versamune® HPV + ICI   Recurrent or metastatic HPV16-positive HNSCC  PDS01ADC + Versamune® MUC1 + ICI (Phase 1/2 anticipated 2024)  Recurrent or metastatic colorectal cancer  Versamune®  Versamune® HPV + ICI (KEYTRUDA®)  Recurrent or metastatic HPV16-positive HNSCC  Versamune®  Versamune® HPV + Chemo (IMMUNOCERV)  1st-line treatment of locally advanced(IB3-IVA) cervical cancer  Versamune®  Versamune® HPV +/- pembrolizumab   Neo-adjuvant treatment of locally advanced HPV-positive oropharyngeal cancer (OPSCC)  Pipeline Continues to Validate Platforms, Drive Future Opportunities  Initiate pivotal study in HNSCC: PDS01ADC + Versamune® HPV + pembrolizumab Triple Combination – 2024  Update on regulatory confirmation of potentially registrational study - Q3-2024  Upcoming Milestones (2024)  File IND for Versamune® MUC1 Triple Combination Phase 1/2 study in r/m colorectal cancer – Q4-2024  Provide clinical update on IMMUNOCERV trial – Q4-2024

 Record of Execution in Development, Commercialization of Leading Pharmaceutical Products  Veteran New Leadership to Execute Strategy  Senior executive experience with management of strategy and execution at large pharma and biotechs  Notable drug development:   Abelcet® (Liposome Company/ Elan)  PEG-Intron® (Schering-Plough/ Merck)  Frank Bedu-Addo, PhD  Chief Executive Officer  20 years of financial leadership rolesin healthcare  Former Chief Financial Officer of publicly traded healthcare andbiotech companies  Lars Boesgaard  Chief Financial Officer  US board-certified medicaloncologist and hematologist  30+ years of experience in the pharmaceutical industry   Kirk Shepard, M.D.  Chief Medical Officer  Co-founder  35 years of drug development experience   In-depth experience with biotechdrug discovery, productdevelopment and manufacturing  Gregory Conn, PhD  Chief Scientific Officer  Stephan Toutain  Chief Operating Officer  30 years of experience in the life sciences industry from drug development, general management, operations, commercial development, market access and sales

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